Exhibit 10.31

FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this "First Amendment") is made and entered into as of November 18, 2018 (the "First Amendment Effective Date"), by and between CAP OZ 34, LLC, a Delaware limited liability company ("Landlord"), and ROKU, INC., a Delaware corporation ("Tenant").

r e c i t a l s :

A.Reference is hereby made to that certain Office Lease dated as of August 1, 2018 (the "Lease") between Landlord and Tenant.

B.Pursuant to the Lease, Tenant is currently leasing from Landlord a total of 380,951 RSF, as further set forth in Exhibit A to the Lease, consisting of (i) the entirety of the 194,790 RSF of that certain six (6)-story building ("Building 3") to be located at 1173 Coleman Avenue, San Jose, California 95110, (ii) the entirety of the 163,272 RSF of that certain five (5)-story building ("Building 4") to be located at 1167 Coleman Avenue, San Jose, California 95110 and (iii) the entirety of the 22,889 RSF of that certain three (3)-story amenities building ("Building A2") to be located at 1161 Coleman Avenue, San Jose, California 95110. Building 3, Building 4, and Building A2 are collectively referred to herein as the "Buildings."

C.Landlord and Tenant now desire to amend the Lease to, among other things, amend the legal description of the land upon which the Buildings are located attached as Exhibit A to Exhibit L of the Lease.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Capitalized Terms.  All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this First Amendment.

2.Recording.  Landlord shall have the right to record against the Project an Amended and Restated Memorandum of Lease (the “Amended Memorandum”), which shall be in the form of Exhibit A attached hereto, providing record notice of the Lease, as amended, and the revised Legal Description of the land upon which the Buildings are located, and which shall amend and restate that certain Memorandum of Lease recorded on August 16, 2018 in the Official Records of Santa Clara County as Instrument Number 24004814 (the “Original Memorandum”).  The parties shall sign the Amended Memorandum concurrently with the execution of this First Amendment.  In addition, within thirty (30) days after Landlord's written request following the expiration or earlier termination of the Lease, as amended, Tenant shall execute and deliver to Landlord in recordable form, a termination of the Amended Memorandum.  Tenant's obligation to execute and deliver such termination of the Amended Memorandum shall survive the expiration or earlier termination of the Lease, as amended.  Landlord shall be solely responsible for all costs incurred under this Section 2.

3.Release of Original Memorandum.  Concurrently with the execution of this First Amendment, the parties shall execute a Release of Memorandum of Lease in the form attached hereto as Exhibit B, which Landlord shall cause to be recorded in the Official Records of Santa Clara County.

4.Section 29.6.  Landlord and Tenant acknowledge and agree that Section 29.6 of the Lease is deleted in its entirety and is of no further force and effect.

5.Effect of First Amendment.  Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment.  In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail.  Whether or not specifically amended by the provisions of this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

6.Governing Law.  This First Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California.

7.Counterparts.  This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together will constitute one and the same instrument.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

8.No Further Modification.  Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their duly authorized representatives as of the First Amendment Effective Date.

LANDLORD"

CAP OZ 34, LLC

a Delaware limited liability company

By:	CAP OZ I, LLC,
a Delaware limited liability company
Its:	Sole Member

By:	HS Airport 2, LLC,
a California limited liability company
Its:	Manager

By:	/s/ Derek K. Hunter, Jr.
Name:	Derek K. Hunter, Jr.
Its:	Member

"TENANT"

Roku, Inc.

a Delaware corporation

By:	/s/ Troy Fenner
Name:	Troy Fenner
Its:	SVP – Human Resources

By:	/s/ Steve Louden
Name:	Steve Louden
Its:	CFO

EXHIBIT A

FORM OF AMENDED AND RESTATED MEMORANDUM OF LEASE

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

ROKU, Inc.

c/o Friedman & Associates, Inc.

1100 Glendon Avenue, Suite PH9

Los Angeles, CA 90024-3526

Attention:  Jason Perscheid, Esq.

(space above this line for recorder’s use)

AMENDED AND RESTATED MEMORANDUM OF LEASE

This Amended and Restated Memorandum of Lease ("Memorandum") is made and entered into as of November __, 2018, for the purpose of recording, by and between CAP OZ 34, LLC, a Delaware limited liability company ("Landlord"), and Roku, Inc., a Delaware corporation ("Tenant").

1.Defined Terms; Exhibits.  All capitalized terms used in this Memorandum and not otherwise defined herein shall have the meanings ascribed to such terms in the Lease (as defined below).  All Exhibits referenced herein are attached hereto, and are incorporated herein by this reference.

2.Premises; Building; Project.  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, pursuant to the terms and conditions of that certain Office Lease dated as of August 1, 2018 (as amended, the "Lease"), those certain premises described in the Lease, consisting of a total of 380,951 rentable square feet of space (the "Premises"), depicted on Exhibit A attached to the Lease.  The Premises consists of (i) the entirety of the building located at 1173 Coleman Avenue, San Jose, California, (ii) the entirety of the building located at 1167 Coleman Avenue, San Jose, California, and (iii) the entirety of the building located at 1161 Coleman Avenue, San Jose, California (the "Buildings").  The Buildings are located on the land legally described on Exhibit A to this Memorandum.

3.Lease Term.  The term of the Lease ("Lease Term") is for a period of approximately one hundred forty (140) calendar months, starting on the Lease Commencement Date and ending one hundred forty (140) calendar months thereafter, subject to adjustment as provided in the Lease.  The Lease Commencement Date is expected to occur on or about March 1, 2020, subject to adjustment as provided in the Lease.

4.Extension Options.  Pursuant to the Lease, Landlord grants to Tenant one (1) option to extend the Lease Term for a period of seven (7) years.

5.Right of First Offer.  Pursuant to the Lease, Landlord grants to Tenant a one-time right of first offer to lease office space in the Building and that certain building in the Project located at 1179 Coleman Avenue.

6.Lease Incorporated.  All the other terms, conditions and covenants of the Lease are incorporated herein by this reference.  In the event of a conflict between the provisions of this Memorandum and the provisions of the Lease, the provisions of the Lease shall govern.

7.Counterparts. This Memorandum may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same agreement.  This Memorandum is solely for notice and recording purposes and shall not be construed to alter, modify, expand, diminish or supplement the provisions of the Lease.

8.Successors and Assigns.  The terms, covenants and provisions of the Lease, the terms of which are hereby incorporated by reference into this Memorandum, shall extend to and be binding upon the respective executors, administrators, heirs, successors and assigns of Tenant and Landlord.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum to be executed the day and date first above written.

"LANDLORD"

CAP OZ 34, LLC

a Delaware limited liability company

By:	CAP OZ I, LLC,
a Delaware limited liability company
Its:	Sole Member

By:	HS Airport 2, LLC,
a California limited liability company
Its:	Manager

By:
Name:	Derek K. Hunter, Jr.
Its:	Member

"TENANT"

Roku, Inc.

a Delaware corporation

By:
Name:
Its:

By:
Name:
Its:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On	, before me,	,
(insert name of notary)

Notary Public, personally appeared                                                                                                  , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On	, before me,	,
(insert name of notary)

Notary Public, personally appeared                                                                                                 , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

[ATTACH LEGAL DESCRIPTION]

EXHIBIT A TO EXHIBIT A

LEGAL DESCRIPTION

All that certain real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT A

LOT A Final description being more particularly described as follows:

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Lot 8 as described in that certain Grant Deed recorded March 5, 2015 as Document No. 22873577, Official Records of Santa Clara County, said property being more particularly described as follows:

COMMENCING at the most easterly comer of Adjusted Parcel B as described in the Lot Line Adjustment Permit recorded on June 22, 1999 as Document. No. 14867793, Official Records of Santa Clara County, said comer being on the southwesterly line of Coleman Avenue, shown as "Proposed Coleman Ave." on the Record of Survey recorded on January 25, 1960 in Book 116 of Maps, at Page 18, Records of Santa Clara County;

Thence along the northeasterly line of said Adjusted Parcel B, also being said southwesterly line of Coleman Avenue, North 57° 34' 50" West 613.02 feet to the most northerly comer of the property described in the Grant Deed recorded on November 14, 2012 as Document No. 21950036, Official Records of Santa Clara County;

Thence along the general northwesterly line of said Grant Deed, South 32° 25' 10" West 12.00 feet to a point being 12.00 feet distant southwesterly, measured at a right angle, from said southwesterly line of Coleman Avenue;

Thence parallel with said southwesterly line of Coleman A venue, North 57° 34' 50" West 752.69 feet to the POINT OF BEGINNING, said point being 1,365.71 feet distant northwesterly, measured at a right angle, from the southeasterly line of said Adjusted Parcel B;

Thence parallel with the southeasterly line of said Adjusted Parcel B, South 32° 25' 10" West 449.86 feet to a point being 461.86 feet distant southwesterly, measured at a right angle, from said southwesterly line of Coleman Avenue

Thence parallel with said southwesterly line of Coleman Avenue, North 57°34' 50" West 513.68 feet to a point being 1,879.39 feet distant northwesterly, measured at a right angle, from said southeasterly line of Adjusted Parcel B;

Thence parallel with said southeasterly line of Adjusted Parcel B, North 32° 25' 1 O" East 419.86 feet to the beginning of a tangent curve to the right, concave southerly, having a radius of 30.00 feet;

Thence along said curve to the right through a central angle of 90° 00' 00" for an arc distance of 47.12 feet to a point being 12.00 feet distant southwesterly, measured at a right angle, from said southwesterly line of Coleman Avenue

Thence parallel with the southwesterly line of Coleman Avenue, South 57° 34' 50" East

483.68 feet to the POINT OF BEGINNING

Containing 5.300 ± acres.

As shown on Exhibit "B" attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors,Inc

11-6-18

Date

FORM OF RELEASE OF MEMORANDUM OF LEASE

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

ROKU, Inc.

c/o Friedman & Associates, Inc.

1100 Glendon Avenue, Suite PH9

Los Angeles, CA 90024-3526

Attention:  Jason Perscheid, Esq.

(space above this line for recorder’s use)

RELEASE OF MEMORANDUM OF LEASE

This Release of Memorandum of Lease ("Memorandum") is made and entered into as of November __, 2018, for the purpose of recording, by and between CAP OZ 34, LLC, a Delaware limited liability company ("Landlord"), and Roku, Inc., a Delaware corporation ("Tenant").

RECITALS:

A.Landlord and Tenant entered into an Office Lease, dated as of August 1, 2018 (the "Lease"), for certain premises described in the Lease, consisting of a total of 380,951 rentable square feet of space (the "Premises"), depicted on Exhibit A attached to the Lease.  The Premises consists of (i) the entirety of the building located at 1173 Coleman Avenue, San Jose, California, (ii) the entirety of the building located at 1167 Coleman Avenue, San Jose, California, and (iii) the entirety of the building located at 1161 Coleman Avenue, San Jose, California (the "Buildings").

B.Landlord and Tenant executed a Memorandum of Lease (the "Memorandum"),  which Tenant recorded the Memorandum in the Real Property Records of Santa Clara County, California, which recording information is more particularly described as follows:  Recorded on August 16, 2018 as Instrument Number 24004814.

C.Landlord and Tenant subsequently executed an Amended and Restated  Memorandum of Lease dated November___, 2018 (the "Amended Memorandum"), which Tenant intends to record in the Real Property Records of Santa Clara County, California.

D.Landlord and Tenant are executing this Release of Memorandum of Lease for the purpose of terminating the Memorandum and giving third parties notice that the Memorandum has been terminated.

AGREEMENTS:

NOW, THEREFORE, Landlord and Tenant hereby terminate the Memorandum as more particularly described above.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Executed as of the date first written above.

"LANDLORD"

CAP OZ 34, LLC

a Delaware limited liability company

By:	CAP OZ I, LLC,
a Delaware limited liability company
Its:	Sole Member

By:	HS Airport 2, LLC,
a California limited liability company
Its:	Manager

By:
Name:	Derek K. Hunter, Jr.
Its:	Member

"TENANT"

Roku, Inc.

a Delaware corporation

By:
Name:
Its:

By:
Name:
Its:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On	, before me,	,
(insert name of notary)

Notary Public, personally appeared                                                                                                 , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On	, before me,	,
(insert name of notary)

Notary Public, personally appeared                                                                                                  , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)